SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2010

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-15943		06-1397316
(Commission File Number)		(IRS Employer Identification No.)

251 Ballardvale Street Wilmington, Massachusetts		01887
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (978) 658-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte Touche Tohmatsu CPA Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories, Inc.

Date:	June 1, 2010	By:	/s/ Matthew Daniel
			Name:	Matthew Daniel
			Title:	Deputy General Counsel and Assistant Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Deloitte Touche Tohmatsu CPA Ltd.